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                                                                   EXHIBIT 10.29

                            NORTH COAST BUSINESS PARK

                                STANDARD SUBLEASE

1. PARTIES. This Sublease, dated, for reference purposes only, May 31, 2000 is made by and between Interactive Telesis, Inc., a Delaware Corporation ("SUBLESSOR") and CardioNow.Com ("SUBLESSEE").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street name of 535 Encinitas Blvd., Suites 113, 114, 116, 118, 119 and 121, Encinitas, located in the County of San Diego, State of California and generally described as (describe briefly the nature of the property) a 5,067 rentable square foot office space.

3. TERM.

       3.1 TERM. The term of this Sublease shall be for Thirteen (13) months commencing on August 1, 2000 and ending on August 31, 2001. Not withstanding the foregoing, if Sublessor has not delivered possession to Sublessee within thirty
(30) days after the Commencement Date, then at any time thereafter and before delivery of Possession of the Premises to Sublessee, Sublessee may give written to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten
(10) days after delivery of said notice to Sublessor. If Sublessor delivers to Possession to Sublessee on or before such effective date, This Sublease shall in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before the effective date this Sublease shall be cancelled by Sublessee, in which case all consideration previously paid by Sublessee on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation.

4. RENT

       4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $8,353.95 in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof Eight Thousand Three Hundred Fifty Three & 95/100 ($8,353.95) as Base Rent for the first months rent. Base Rent during the term hereof, which is for less than one month shall be a pro rata portion of the monthly installment.

       4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the address stated herein or to such other persons at such other places as Sublessor may designate in writing.

       4.3 OTHER. Sublessee shall tender an additional security deposit equal to $16,707.90 no less than two (2) weeks prior to Sublessee's occupancy. Sublessor shall notify Sublessee in writing of Sublessee's approximate sublease commencement date (estimated to be August 1, 2000) and Sublessee shall tender said additional security deposit within three (3) days business days. Failure of Sublessee to tender said $16,707.90 shall render the Sublease void and forfeiture of payments to date. Said additional security deposit shall be applied as rent for months 12 and 13 of the lease term.

       5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $8,353.95 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 7 of the Master Lease (as modified by Paragraph 13 of the Sublease).



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6. USE.

       6.1 AGREED USE. The Premises shall be used and occupied only for general office use and for no other purpose.

       6.2 ACCEPTANCE OF PREMISES. Sublessee acknowledges that:

       a) It has satisfied itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

       b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises.

       c) Neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

       d) It is Sublessor's sole responsibility to investigate the financial capability and/or suitability of Sublessee.

7. MASTER LEASE.

       7.1 Sublessor is and shall be at all times subject and subordinate to the "MASTER LEASE", a copy of which is attached hereto marked Exhibit "A," wherein North Coast Business Park, a California Limited Partnership is the lessor, hereinafter the "MASTER LESSOR".

       7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

       7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

       7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: NONE________________________________________________________
The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

       7.5 Sublessee shall hold Sublessor free and harmless from all liability judgements, costs, damages, claims or demands including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

       7.6 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

       7.7 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

       8.1 Sublessor hereby assigns and transfers to Master Lessor the



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Sublessor's interest in this Sublease, subject however to the provisions of
Paragraph 8.2 hereof.

       8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor than Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

       8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor.

       8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

       9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

       9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

       9.3 In the event that Master Lessor does give such consent then:

              a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

              b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

              c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

              d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

              e) Master Lessor may consent to subsequent subletting and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

              f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

       9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at



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the end of this document shall constitute their consent to the terms of this
Sublease.

       9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

       9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. AGENCY DISCLOSURE. Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except Irving Hughes, who represented Sublessor, and CB Richard Ellis, who represented Sublessee.

11. BROKERS FEE. Upon execution hereof by all parties, Sublessor shall pay to CB Richard Ellis a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $4,355.05 for brokerage services rendered by Broker to Sublessor in this transaction. Sublessor shall pay CB Richard Ellis upon Sublessee's full payment of the required security deposit ($25,061.85) a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount set forth above for services rendered in effecting this Sublease.

12. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

13. ADDITIONAL PROVISIONS. (If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.)

       13.1 Sublessee's occupancy of the premises and the Sublease commencement shall be contingent on Sublessor's relocation premises being ready for Sublessor to occupy by the target date of Commencement Date (August 1, 2000).



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NO REPRESENTATION OR RECOMMENDATIONS HAVE BEEN MADE BY THE MASTOR LESSOR, OR ANY
BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE SUBLESSOR AND SUBLESSEE ARE URGED TO SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

                                           SUBLESSOR:

                                           Interactive Telesis, Inc.,
                                           a Delaware Corporation


Date:  6/16/00                          By:          /s/ DON CAMERON
     ---------------------                 -------------------------------------
                                                       Don Cameron

                                        its: President/Chief Executive Officer
                                            ------------------------------------


                                           SUBLEASES:

                                           CardioNow.Com, a California
                                           Corporation

Date:  6/13/00                          By:         /s/ JOHN LONERGAN
     ---------------------                 -------------------------------------
                                                      John Lonergan

                                        Its: President/Chief Executive Officer
                                            ------------------------------------


                                           GUARANTOR:

                                           Don Cameron, an Individual

Date:  6/16/00                          By:        /s/ DON CAMERON
     ---------------------                 -------------------------------------
                                           Don Cameron, a Individual


                                           MASTER LESSOR:

                                           North Coast Business Park, a
                                           California Limited Partnership

Date:  6/20/00                          By:     /s/ MICHAEL L. CRAIN
     ---------------------                 -------------------------------------
                                           Michael L. Crain for Crain, Ltd.,
                                           General Partner of North Coast
                                           Business Park Managers, a
                                           California Limited Partnership



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